Exhibit 10.2

THIRD AMENDMENT TO THE

MIFFLINBURG BANK AND TRUST COMPANY

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT DATED AUGUST 7, 2009 FOR JEFFREY J. KAPSAR

THIS THIRD AMENDMENT is entered into this _28_ day of August 2026, by and between Central Penn Bank & Trust, formerly Mifflinburg Bank and Trust Company, (the “Bank”) and Jeffrey J. Kapsar (the “Executive”).

WHEREAS, the Bank and the Executive executed a Supplemental Executive Retirement Agreement on August 7, 2009 (as amended, the “Agreement”); and

WHEREAS, the Bank and the Executive now wish to amend the Agreement to increase the Executive’s benefits;

NOW, THEREFORE, the Bank and the Executive amend the Agreement as follows:

Section 2.1.1 of the Agreement shall be replaced by the following:

2.1.1         Amount of Benefit. The annual benefit under this Section 2.1 is One Hundred Fifty-Seven Thousand Dollars ($157,000).

The Schedule A attached to and made part of the Agreement shall be replaced by the Schedule A attached hereto.

The remaining provisions of the Agreement shall remain unchanged and unaffected by this Amendment.

IN WITNESS WHEREOF, the Executive and a duly authorized representative of the Bank have executed this Third Amendment as of the date indicated above.

	Executive:		Bank:

By:	/s/ Jeffrey J. Kapsar	By:	/s/ J. Todd Troxell
		Title:	Senior Executive Vice President and Chief Banking Officer

# Supplemental Executive Retirement Plan

## Schedule A

Jeffrey J. Kapsar

| *Birth Date: XX/XX/1966 Plan Anniversary Date: 12/31/2026 Normal Retirement: XX/XX/2031, Age 65 Normal Retirement Payment: Monthly for 15 Years* | | **Early Termination** Amount Payable Monthly for 15 Years at Separation from Service | **Disability** Amount Payable Monthly for 15 Years at Normal Retirement Age | **Change In Control** Amount Payable Monthly for 15 Years at Separation from Service | **Death** Amount Payable Lump Sum Upon Death |
|---|---|---|---|---|---|
| **Values As Of** | **Age** | **Annual Benefit[1]** | **Annual Benefit[1]** | **Annual Benefit[1,2]** | **Lump Sum Benefit[2]** |
| Jul 2026 | 59 | 70,066 | 93,888 | 127,366 | 972,618 |
| Dec 2026 | 60 | 77,179 | 100,620 | 129,889 | 972,618 |
| Dec 2027 | 61 | 92,003 | 113,542 | 135,084 | 972,618 |
| Dec 2028 | 62 | 107,664 | 125,775 | 140,488 | 1,103,084 |
| Dec 2029 | 63 | 124,208 | 137,354 | 146,107 | 1,272,587 |
| Dec 2030 | 64 | 141,685 | 148,314 | 151,952 | 1,451,651 |
| Oct 2031 | 65 | 157,000 | 157,000 | 157,000 | 1,608,563 |

The first line represents the initial plan values as of the plan implementation date of July 01, 2026.

Income Taxes – Federal income taxes will not be payable by you or your beneficiary until benefit payments are actually received.

Payroll Taxes – Benefits are subject to FICA and Medicare payroll taxes as they vest each year. The interest credited to the vested amounts is not subject to payroll taxes as long as it is not excessive (as defined by tax regulations). Since all benefits are subjected to payroll taxes prior to retirement, there are no payroll taxes (FICA and Medicare) due on the benefit payments.

[1] The annual benefit amount will be distributed in 12 equal monthly payments for a total of 180 monthly payments.

[2] Note that accounting rules may require an additional accrual at the time this benefit is triggered.

*IF THERE IS A CONFLICT BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT BASED ON THE DATE OF THE EVENT.*

*SERP: Central Penn Bank & Trust - Mifflinburg, PA*
*10685#, 22915#, 77818#, 08/04/2026*

# Supplemental Executive Retirement Plan

## Schedule A

Jeffrey J. Kapsar

| *Birth Date: XX/XX/1966*<br>*Plan Anniversary Date: 12/31/2026*<br>*Normal Retirement: XX/XX/2031, Age 65*<br>*Normal Retirement Payment: Monthly for 15 Years* | | **Early Termination**<br>Amount Payable Monthly for 15 Years at Separation from Service | **Disability**<br>Amount Payable Monthly for 15 Years at Normal Retirement Age | **Change In Control**<br>Amount Payable Monthly for 15 Years at Separation from Service | **Death**<br>Amount Payable Lump Sum Upon Death |
|---|---|---|---|---|---|
| **Values As Of** | **Age** | **Annual Benefit[1]** | **Annual Benefit[1]** | **Annual Benefit[1,2]** | **Lump Sum Benefit[2]** |

Jeffrey Kapsar [signature]

Date 8-28-2026

By [signature]

Title Sr. EXEC V.P.

Date 8/28/26

*SERP: Central Penn Bank & Trust - Mifflinburg, PA*
*10685#, 22915#, 77818#, 08/04/2026*